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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 2, 1999, relating to the financial statements, which appears in the 1998 Global Pharmaceutical Corporation Annual Report on Form 10-KSB for the year ended December 31, 1998.





PRICEWATERHOUSECOOPERS LLP


Philadelphia, PA
May 21, 1999